UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2026

X-Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43246	41-3934505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Gaither Road Suite 700
Rockville, Maryland		20850
(Address of Principal Executive Offices, including Zip Code)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 358-5600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	XE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On June 4, 2026, X-Energy, Inc. (the "Company") issued a press release reporting its financial results for the three months ended March 31, 2026. A copy of the press release, as well as a copy of the accompanying earnings presentation, are furnished as Exhibit 99.1 and Exhibit 99.2 hereto, respectively, and incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

Expected Early Lock-Up Release Date

In connection with the public offering of the Class A common stock, par value $0.0001 per share (the “Common Stock”), of the Company, all of the Company's officers, directors, and substantially all of the Company’s holders of outstanding Common Stock were parties to lock-up agreements with the underwriters that restrict their ability to sell or transfer their shares, or otherwise engage in certain transactions related to their shares, for a period of 180 days after April 23, 2026, the date of the final prospectus relating to the public offering (the “Prospectus”), subject to certain exceptions. Such period is referred to as the “Restricted Period.”

Pursuant to the lock-up agreements with J.P. Morgan Securities LLC, as representative of the several underwriters (the “Representative”), the “Restricted Period will end ten trading days prior to the commencement of a blackout period if (i) at least 120 days have elapsed since the date of the Prospectus and (ii) the Restricted Period is scheduled to end during or within five trading days prior to a blackout period...” The Restricted Period is scheduled to end on October 20, 2026, which falls within the Company's quarterly blackout period. Therefore, under the lock-up agreements, the Restricted Period will end on September 1, 2026, ten trading days prior to the commencement of such blackout period, and the shares subject to the lock-up agreements will become eligible for sale in the public market (subject to any additional applicable trading limitations).

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 4, 2026
99.2	Earnings Presentation, dated June 4, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X-ENERGY, INC.

Date:	June 4, 2026	By:	/s/ Daniel Gross
Name: Daniel Gross Title: Chief Financial Officer